UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05689

DWS Multi-Market Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2012 Annual Report to Shareholders

DWS Multi-Market Income Trust Ticker Symbol: KMM

Contents
4 Portfolio Management Review
12 Performance Summary
14 Investment Portfolio
40 Statement of Assets and Liabilities
42 Statement of Operations
43 Statement of Cash Flows
44 Statement of Changes in Net Assets
45 Financial Highlights
46 Notes to Financial Statements
58 Report of Independent Registered Public Accounting Firm
59 Tax Information
60 Shareholder Meeting Results
61 Dividend Reinvestment Plan
63 Investment Management Agreement Approval
67 Board Members and Officers
72 Additional Information

The fund's investment objective is to provide high current income consistent with prudent total return asset management.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

DWS Investments is part of the Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 12 through 13 for more complete performance information.

DWS Multi-Market Income Trust returned 20.20% based on net asset value (NAV) for the one-year period ended November 30, 2012. For the same period, the fund's return based on the market price of its shares quoted on the New York Stock Exchange was 15.39%. The fund began the period trading at a 6.4% premium to net asset value, and it finished the period at a 2.1% premium.

The fund maintained a leverage position throughout the period, meaning that the fund borrowed money as permitted by its loan agreement. The portfolio was approximately 28% leveraged at the close of the period. The fund held a leverage position throughout the year, but we reduced net leverage from June through mid-September 2012. At that point, we added leverage again in order to add exposure to senior loans, where we believed there were opportunities to pick up incremental yield at acceptable risk.

Investment Strategy
The fund's investment objective is to provide high current income, consistent with prudent total return asset management. The fund seeks to achieve its objective by investing its assets in a broad range of income producing securities, such as (1) U.S. corporate fixed-income securities, (2) debt obligations of foreign government and their agencies and instrumentalities, (3) debt obligations of the U.S. government and its agencies and instrumentalities and (4) other income producing securities.

High-yield bonds returned 15.82% during the annual period as measured by the Credit Suisse High Yield Index. The asset class continued to benefit from strong investor demand at a time of extremely low yields on government bonds and other low-risk investments. While events in Europe caused periodic bouts of elevated investor risk aversion, the backdrop was favorable enough to encourage investors to take on more risk in order to pick up extra yield. U.S. economic data exhibited a gradual improvement and the U.S. Federal Reserve Board's (the Fed's) policy — highlighted by its September 2012 decision to begin a new round of its stimulative quantitative easing — was highly supportive. Overseas, the news flow out of Europe improved due to the European Central Bank's effort to contain the region's crisis via a series of aggressive policy responses. Investors were also encouraged by the improving fundamentals of the high-yield asset class, as seen in the default rate of 0.92% for the Moody's trailing 12-month U.S. speculative bond default rate as of November 30, 2012 (which was down from 1.92% and 1.57% as of October 31, 2012 and September 30, 2012, respectively, and low by historical measures); issuers' rising cash balances and reduced debt; and the ability of high-yield companies to refinance existing debt at more attractive rates. Taken together, these factors created a strong backdrop for the high-yield market during the past year.

The stimulative policies of the Fed, together with its pledge to keep short-term interest rates near zero through 2015, caused U.S. Treasuries to trade near all-time low yield levels during the past year. This low-yield environment boosted the non-Treasury, higher-yielding "spread sectors" of the bond market — a positive for higher-risk asset classes. With this as the backdrop, the 15.82% return of the Credit Suisse High Yield Index compared favorably with the 5.51% return of the Barclays U.S. Aggregate Bond Index, a measure of U.S. investment-grade bond market performance.

Emerging-markets bonds returned 17.65% during the annual period as gauged by the JPMorgan EMBI Global Diversified Index. Issuer fundamentals remained robust despite slowing global economic growth, as governments in the asset class generally feature healthy finances and relatively low levels of debt. The majority of emerging-markets countries are now in fact rated investment-grade, a vast improvement from the low issuer quality that characterized the boom-bust cycle of the 1990s. The rise of the corporate bond market in emerging nations has also added depth to the asset class by providing investors with a wider range of options. The total value of the corporate bond market in the developing countries now exceeds $1 trillion, which is 10 times larger than it was in 2000. This positive backdrop enabled the emerging markets, which came into the period with attractive valuations compared to most other segments of the bond market, to post strong gains amid investors' elevated risk appetites and thirst for yield.

Performance Attribution

The largest contributor to fund performance during the past year was our use of leverage, which enabled us to take full advantage of the rising market. Additionally, our overweight in the wireless telecommunications sector assisted performance as the sector benefited from a high level of merger and acquisition activity.

With regard to security selection, our relative performance compared to the fund's benchmark was helped both by bonds we owned and by those we decided to avoid. In terms of what we held, our overweight in Cricket Communications, Inc. — a subsidiary of Leap Wireless International — assisted performance as the bonds received a credit rating upgrade. Our overweight in the junior part of the capital structure of the satellite provider Intelsat Luxembourg SA helped performance during the past year ended November 30, 2012. The company filed for a potential initial public offering, which, together with strong investor risk appetites, may allow for an early partial refinancing of these bonds. The fund's overweight in the wireline and wireless telecommunications provider Cincinnati Bell, Inc. also provided outperformance as the company filed for an initial public offering of a subsidiary in order to repay debt.

Among individual securities, our largest detractors included an overweight in the natural gas producer Chesapeake Energy Corp. and an underweight in the junior bonds of the electronic payment processor First Data Corp. The overweight in Chesapeake detracted from relative performance as the company struggled to fund its cash flow shortfall, while the underweight in First Data detracted as the company beat consensus cash flow expectations earlier in the year. In addition, strong investor risk appetites fueled demand for lower-rated, higher-risk bonds, such as those issued by First Data. Our underweights in the bonds of Chrysler* and the natural gas producer Range Resources Corp.* also detracted from performance.

* Not held in the portfolio as of November 30, 2012.

In the emerging-markets segment, the fund's performance was helped by our positions in the longer-term debt of Croatia, the Dominican Republic, El Salvador, Lithuania, Poland, Serbia and Uruguay. Investors anticipation of Croatia's joining the European Union in 2013, plus the continued decline in Treasury yields during the fund year, led to strong moves in the longest-term, most interest-rate-sensitive bonds of emerging-markets issuers with healthy underlying fundamentals.

Outlook and Positioning

We maintain a cautiously optimistic outlook on high-yield bonds and other credit-sensitive asset classes, such as emerging-markets bonds and senior loans, as we believe yield spreads continue to look reasonably attractive relative to global growth risks and the risk of contagion out of Europe. Having said this, we believe that market volatility could reassert itself given the ongoing European debt problems, slow global growth and the ongoing developments in the U.S. While global central banks continue to provide liquidity, these underlying issues still need to be addressed. In this context, we remain true to our rigorous bottom-up credit research and security selection processes given that individual defaults are likely to have an amplified impact on performance.

In high yield, the Moody's trailing 12-month U.S. speculative bond par default rate was 0.92% at year-end, yet the spread between high-yield bonds and U.S. Treasuries stood at 583 basis points (5.83 percentage points) at the end of November 2012, down from 759 basis points one year ago. At this level, the yield spread is not meaningfully below the long-run average, and it continues to price in a higher default rate than we expect to materialize over the near term. We therefore continue to believe the asset class offers investors a reasonable trade-off of risk and return via the combination of its current spread and a low default rate.

"We seek to manage the fund from a long-term perspective and look to avoid excessive risk to boost short-term returns."

In the emerging markets, the yield spread of the JPMorgan EMBI Global Diversified Index relative to Treasuries was 275 basis points (or 2.75 percentage points), which is low on a historical basis but we believe that leaves room for yields to fall further. In addition, yields on emerging-markets corporate fixed-income securities reflect the political risk of their underlying sovereigns and yet, in many cases, that risk has declined given that emerging markets exhibit stronger growth, leverage critical to commodities and better overall debt profiles than many developed nations.

Our investment process remains focused on using credit research to identify compelling investment opportunities for the portfolio. We seek to manage the fund from a long-term perspective and look to avoid excessive risk to boost short-term returns.

Portfolio Management

Gary Russell, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2006.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the U.S. Army from 1988 to 1991.

• Head of U.S. High Yield Bonds: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Yield (or current yield) is the income generated by an investment, divided by its current price.

The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy, government or other securities are purchased from the market in an effort to increase monetary supply and to produce the desired effect of raising interest rates.

The Moody's trailing 12-month dollar-weighted global speculative-grade default rate calculates the dollar value of defaults divided by the total value of the rated high-yield bond market. The ratings of Moody's Investors Service, Inc. (Moody's) represent the company's opinions as to the quality of the securities it rates. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

The Barclays U.S. Aggregate Bond Index is an unmanaged, unleveraged, index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The JPMorgan EMBI Global Diversified Index is an unmanaged, unleveraged, index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Sovereign debt is debt that is issued by a national government.

Performance Summary November 30, 2012 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 11/30/12
DWS Multi-Market Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	20.20%	14.66%	11.91%	13.04%
Based on Market Price(a)	15.39%	18.68%	15.31%	13.57%
Credit Suisse High Yield Index(b)	15.82%	11.96%	9.21%	10.21%
Morningstar Closed-End Multisector Bond Funds Category (based on Net Asset Value)(c)	20.54%	12.49%	8.26%	9.24%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c) Morningstar's Closed-End Multisector Bond Funds category represents multisector-bond portfolios that seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds and high-yield U.S. debt securities. These portfolios typically hold 35% to 65% of bond assets in securities that are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds). Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End Multisector Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 11/30/12	As of 11/30/11
Net Asset Value	$10.29	$9.38
Market Price	$10.51	$9.98

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/12: Income Dividends	$.92
November Income Dividend	$.0770
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/12†	8.98%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/12†	8.79%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — Closed-End Multisector Bond Funds Category as of 11/30/12
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	25	42
3-Year	6	of	23	23
5-Year	3	of	21	10
10-Year	2	of	14	8

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Investment Portfolio as of November 30, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 100.8%
Consumer Discretionary 19.3%
313 Group, Inc., 144A, 6.375%, 12/1/2019		295,000	290,575
AMC Entertainment, Inc., 8.75%, 6/1/2019		735,000	808,500
AMC Networks, Inc., 7.75%, 7/15/2021		130,000	147,550
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		255,000	263,925
8.375%, 11/15/2020		300,000	333,750
AutoNation, Inc., 6.75%, 4/15/2018		370,000	418,562
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		365,000	403,781
9.625%, 3/15/2018		160,000	178,000
Block Communications, Inc., 144A, 7.25%, 2/1/2020		580,000	614,800
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		695,000	750,600
Cablevision Systems Corp.:
7.75%, 4/15/2018		1,030,000	1,125,275
8.0%, 4/15/2020		85,000	93,925
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020		575,000	563,500
10.0%, 12/15/2018		295,000	188,063
11.25%, 6/1/2017		1,745,000	1,874,784
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		320,000	334,400
CCO Holdings LLC:
5.25%, 9/30/2022		2,035,000	2,050,262
6.625%, 1/31/2022		675,000	734,062
7.0%, 1/15/2019		165,000	178,613
7.25%, 10/30/2017		1,575,000	1,718,719
7.375%, 6/1/2020		85,000	94,563
7.875%, 4/30/2018		4,645,000	5,016,600
8.125%, 4/30/2020		95,000	106,875
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		165,000	162,525
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		2,500,000	2,668,750
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		110,000	108,625
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		195,000	194,025
Series B, 144A, 6.5%, 11/15/2022		525,000	527,625
Series A, 7.625%, 3/15/2020		85,000	82,025
Series B, 7.625%, 3/15/2020		865,000	847,700
Crown Media Holdings, Inc., 10.5%, 7/15/2019		215,000	240,800
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		185,000	178,988
DineEquity, Inc., 9.5%, 10/30/2018		415,000	469,469
DISH DBS Corp.:
4.625%, 7/15/2017		1,160,000	1,197,700
6.75%, 6/1/2021		110,000	124,300
7.125%, 2/1/2016		345,000	386,831
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		290,000	181
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		290,000	294,350
Harron Communications LP, 144A, 9.125%, 4/1/2020		425,000	462,187
Hertz Corp.:
6.75%, 4/15/2019		120,000	129,600
144A, 6.75%, 4/15/2019		330,000	356,400
7.5%, 10/15/2018		1,195,000	1,308,525
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		165,000	161,288
Lear Corp., 8.125%, 3/15/2020		135,000	150,863
Levi Strauss & Co., 7.625%, 5/15/2020		480,000	521,400
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		190,000	203,300
Limited Brands, Inc., 7.0%, 5/1/2020		230,000	262,200
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		390,000	433,875
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		610,000	616,100
Mediacom LLC:
7.25%, 2/15/2022		165,000	176,963
9.125%, 8/15/2019		530,000	585,650
MGM Resorts International:
144A, 6.75%, 10/1/2020		125,000	125,938
7.5%, 6/1/2016		140,000	148,750
7.625%, 1/15/2017		390,000	414,375
144A, 8.625%, 2/1/2019		1,285,000	1,407,075
9.0%, 3/15/2020		590,000	656,375
10.0%, 11/1/2016		160,000	182,800
10.375%, 5/15/2014		275,000	307,312
11.125%, 11/15/2017		345,000	378,637
National CineMedia LLC:
6.0%, 4/15/2022		320,000	338,400
7.875%, 7/15/2021		360,000	397,800
Norcraft Companies LP, 10.5%, 12/15/2015		620,000	620,000
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		285,000	301,387
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		440,000	447,700
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		225,000	249,750
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		85,000	86,913
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		295,000	306,062
Regal Entertainment Group, 9.125%, 8/15/2018		250,000	276,875
Royal Caribbean Cruises Ltd., 5.25%, 11/15/2022		220,000	230,450
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		330,000	359,700
144A, 7.804%, 10/1/2020		455,000	467,226
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		425,000	481,844
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022		150,000	162,375
Series B, 9.0%, 3/15/2018		350,000	384,562
Sotheby's, 144A, 5.25%, 10/1/2022		285,000	287,850
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		260,000	266,500
UCI International, Inc., 8.625%, 2/15/2019		165,000	159,431
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023 (b)		1,120,000	1,120,000
144A, 7.5%, 3/15/2019		300,000	330,000
144A, 8.125%, 12/1/2017		1,545,000	1,676,325
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	610,000	886,632
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		85,000	87,550
144A, 7.875%, 11/1/2020		185,000	197,488
144A, 8.5%, 5/15/2021		105,000	108,150
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	715,000	1,022,883
144A, 9.75%, 4/15/2018	EUR	595,000	825,249
Videotron Ltd., 9.125%, 4/15/2018		310,000	331,700
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		295,000	312,700
Visant Corp., 10.0%, 10/1/2017		305,000	265,350
Visteon Corp., 6.75%, 4/15/2019		549,000	579,195
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		240,000	258,600
			48,589,838
Consumer Staples 2.4%
Alliance One International, Inc., 10.0%, 7/15/2016		195,000	202,069
Constellation Brands, Inc.:
6.0%, 5/1/2022		150,000	171,562
8.375%, 12/15/2014		810,000	905,175
Darling International, Inc., 8.5%, 12/15/2018		620,000	710,675
Del Monte Corp., 7.625%, 2/15/2019		580,000	595,950
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		135,000	140,738
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		330,000	333,300
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		240,000	249,000
NBTY, Inc., 9.0%, 10/1/2018		185,000	208,125
Pilgrim's Pride Corp., 7.875%, 12/15/2018		220,000	220,000
Rite Aid Corp., 9.25%, 3/15/2020		85,000	86,700
Smithfield Foods, Inc.:
6.625%, 8/15/2022		375,000	397,500
7.75%, 7/1/2017		590,000	671,125
Tops Holding Corp., 10.125%, 10/15/2015		440,000	464,200
TreeHouse Foods, Inc., 7.75%, 3/1/2018		370,000	405,150
U.S. Foods, Inc., 144A, 8.5%, 6/30/2019		290,000	292,900
			6,054,169
Energy 11.9%
Access Midstream Partners LP, 6.125%, 7/15/2022		500,000	530,000
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		500,000	445,000
Arch Coal, Inc.:
7.0%, 6/15/2019		165,000	148,088
7.25%, 10/1/2020		150,000	134,625
7.25%, 6/15/2021		265,000	237,175
Berry Petroleum Co.:
6.75%, 11/1/2020		330,000	353,100
10.25%, 6/1/2014		325,000	360,750
BreitBurn Energy Partners LP:
144A, 7.875%, 4/15/2022		285,000	292,838
8.625%, 10/15/2020		150,000	161,625
Chaparral Energy, Inc., 144A, 7.625%, 11/15/2022		165,000	167,888
Chesapeake Energy Corp.:
7.25%, 12/15/2018		1,975,000	2,123,125
9.5%, 2/15/2015		620,000	695,950
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		315,000	296,100
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		375,000	434,531
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		165,000	177,375
8.5%, 12/15/2019		80,000	86,800
Continental Resources, Inc.:
5.0%, 9/15/2022		255,000	270,300
7.125%, 4/1/2021		230,000	259,325
7.375%, 10/1/2020		245,000	275,625
8.25%, 10/1/2019		110,000	123,750
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		860,000	877,200
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		155,000	158,100
8.875%, 2/15/2018		425,000	461,125
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		585,000	614,250
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		390,000	395,850
El Paso LLC, 7.25%, 6/1/2018		405,000	468,146
EP Energy LLC:
6.875%, 5/1/2019		520,000	562,900
7.75%, 9/1/2022		125,000	129,688
9.375%, 5/1/2020		120,000	132,900
EV Energy Partners LP, 8.0%, 4/15/2019		1,280,000	1,344,000
Frontier Oil Corp., 6.875%, 11/15/2018		270,000	287,550
Global Geophysical Services, Inc., 10.5%, 5/1/2017		475,000	435,812
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		230,000	243,800
Holly Energy Partners LP:
144A, 6.5%, 3/1/2020		165,000	173,250
8.25%, 3/15/2018		410,000	438,700
HollyFrontier Corp., 9.875%, 6/15/2017		620,000	676,575
Linn Energy LLC:
144A, 6.25%, 11/1/2019		855,000	858,206
6.5%, 5/15/2019		185,000	187,775
MarkWest Energy Partners LP, 5.5%, 2/15/2023		375,000	394,688
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		595,000	617,312
144A, 6.5%, 3/15/2021		325,000	339,219
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		165,000	174,075
Newfield Exploration Co.:
5.75%, 1/30/2022		615,000	668,812
7.125%, 5/15/2018		955,000	1,007,525
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		805,000	829,150
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		240,000	252,600
7.25%, 2/1/2019		750,000	798,750
Offshore Group Investment Ltd.:
144A, 7.5%, 11/1/2019		420,000	422,100
11.5%, 8/1/2015		43,000	47,300
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		220,000	179,300
Plains Exploration & Production Co.:
6.125%, 6/15/2019		345,000	351,038
6.75%, 2/1/2022		760,000	782,800
6.875%, 2/15/2023		740,000	762,200
7.625%, 6/1/2018		465,000	492,900
Quicksilver Resources, Inc., 11.75%, 1/1/2016		565,000	560,762
Sabine Pass LNG LP, 7.5%, 11/30/2016		145,000	156,600
SandRidge Energy, Inc., 7.5%, 3/15/2021		180,000	187,650
SESI LLC:
6.375%, 5/1/2019		335,000	356,775
7.125%, 12/15/2021		1,050,000	1,168,125
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		210,000	211,050
Swift Energy Co.:
7.875%, 3/1/2022		625,000	646,875
144A, 7.875%, 3/1/2022		370,000	382,950
Tesoro Corp.:
4.25%, 10/1/2017		310,000	317,750
5.375%, 10/1/2022		215,000	223,600
Venoco, Inc., 8.875%, 2/15/2019		410,000	361,825
WPX Energy, Inc.:
5.25%, 1/15/2017		670,000	708,525
6.0%, 1/15/2022		490,000	524,300
			29,946,353
Financials 18.3%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		360,000	320,400
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		1,040,000	1,086,800
Akbank TAS, 144A, 5.125%, 7/22/2015		480,000	506,400
Ally Financial, Inc.:
4.625%, 6/26/2015		1,400,000	1,459,500
5.5%, 2/15/2017		580,000	617,700
6.25%, 12/1/2017		740,000	817,356
8.0%, 3/15/2020		870,000	1,070,100
8.3%, 2/12/2015		280,000	312,900
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		145,000	147,900
AmeriGas Finance LLC:
6.75%, 5/20/2020		165,000	179,850
7.0%, 5/20/2022		165,000	179,850
Antero Resources Finance Corp.:
7.25%, 8/1/2019		415,000	448,200
9.375%, 12/1/2017		560,000	616,000
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		642,360	677,690
Banco Bradesco SA, 144A, 5.75%, 3/1/2022		1,420,000	1,519,400
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		295,000	289,100
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		420,000	448,350
Case New Holland, Inc., 7.875%, 12/1/2017		830,000	977,325
Cequel Communications Escrow 1 LLC, 144A, 6.375%, 9/15/2020		215,000	220,913
CIT Group, Inc.:
4.25%, 8/15/2017		1,850,000	1,890,752
144A, 4.75%, 2/15/2015		2,455,000	2,547,062
5.0%, 5/15/2017		300,000	314,250
5.25%, 3/15/2018		835,000	886,144
CNH Capital LLC, 144A, 3.875%, 11/1/2015		540,000	554,175
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		495,000	543,262
E*TRADE Financial Corp.:
6.375%, 11/15/2019		420,000	423,675
6.75%, 6/1/2016		520,000	546,000
12.5%, 11/30/2017		963,000	1,083,712
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021		160,000	174,400
Ford Motor Credit Co., LLC:
5.0%, 5/15/2018		585,000	641,417
5.875%, 8/2/2021		430,000	492,758
6.625%, 8/15/2017		465,000	541,529
8.125%, 1/15/2020		1,410,000	1,791,911
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		330,000	352,275
144A, 5.875%, 1/31/2022		285,000	305,662
Fresenius Medical Care U.S. Finance, Inc.:
144A, 5.75%, 2/15/2021		255,000	271,894
144A, 6.5%, 9/15/2018		170,000	190,825
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		300,000	345,750
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	278,431	0
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		145,000	144,638
8.875%, 2/1/2018		2,020,000	2,040,200
International Lease Finance Corp.:
5.75%, 5/15/2016		155,000	162,030
6.25%, 5/15/2019		465,000	491,737
8.625%, 9/15/2015		300,000	334,125
8.625%, 1/15/2022		460,000	548,550
8.75%, 3/15/2017		1,365,000	1,561,219
Kinder Morgan Finance Co., LLC, 144A, 6.0%, 1/15/2018		610,000	667,247
Kinder Morgan Finance Co., ULC, 5.7%, 1/5/2016		910,000	992,960
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020		550,000	559,625
8.125%, 7/1/2019		290,000	310,300
8.625%, 7/15/2020		240,000	261,000
Momentive Performance Materials, Inc., 144A, 8.875%, 10/15/2020		205,000	203,463
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		270,000	282,150
(REIT), 6.875%, 5/1/2021		415,000	450,275
National Money Mart Co., 10.375%, 12/15/2016		450,000	498,375
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		245,000	255,413
144A, 5.875%, 3/15/2022		405,000	422,212
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		215,000	214,463
NII Capital Corp., 7.625%, 4/1/2021		285,000	196,650
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		700,000	735,000
9.25%, 4/1/2015		291,000	296,092
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		575,000	587,937
6.875%, 2/15/2021		760,000	818,900
7.125%, 4/15/2019		1,355,000	1,463,400
8.25%, 2/15/2021		155,000	153,838
8.5%, 5/15/2018		100,000	101,750
9.875%, 8/15/2019		100,000	106,000
Schaeffler Finance BV:
144A, 7.75%, 2/15/2017		610,000	667,950
144A, 8.5%, 2/15/2019		255,000	283,687
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		165,000	166,031
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		250,000	246,563
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		360,000	392,400
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		365,000	359,525
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		255,000	273,488
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		320,000	350,400
Virgin Media Finance PLC, 4.875%, 2/15/2022		370,000	380,175
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		1,645,000	1,784,825
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		365,000	361,350
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021		145,000	148,625
			46,067,755
Health Care 8.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		730,000	766,500
Biomet, Inc.:
144A, 6.5%, 8/1/2020		500,000	522,500
144A, 6.5%, 10/1/2020		145,000	143,550
Community Health Systems, Inc.:
5.125%, 8/15/2018		1,660,000	1,747,150
7.125%, 7/15/2020		965,000	1,020,487
HCA Holdings, Inc., 7.75%, 5/15/2021		805,000	873,425
HCA, Inc.:
5.875%, 3/15/2022		415,000	451,313
6.5%, 2/15/2020		2,865,000	3,215,962
7.5%, 2/15/2022		1,245,000	1,416,187
7.875%, 2/15/2020		3,805,000	4,275,869
8.5%, 4/15/2019		270,000	303,075
9.875%, 2/15/2017		328,000	348,910
Hologic, Inc., 144A, 6.25%, 8/1/2020		300,000	318,750
IMS Health, Inc., 144A, 6.0%, 11/1/2020		365,000	376,863
Mylan, Inc.:
144A, 7.625%, 7/15/2017		1,945,000	2,185,694
144A, 7.875%, 7/15/2020		385,000	454,781
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		240,000	262,200
STHI Holding Corp., 144A, 8.0%, 3/15/2018		240,000	261,000
Tenet Healthcare Corp., 6.25%, 11/1/2018		1,550,000	1,705,000
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		545,000	576,338
			21,225,554
Industrials 7.0%
Accuride Corp., 9.5%, 8/1/2018		310,000	292,950
Aguila 3 SA, 144A, 7.875%, 1/31/2018		685,000	726,100
Air Lease Corp., 5.625%, 4/1/2017		685,000	715,825
BE Aerospace, Inc., 6.875%, 10/1/2020		235,000	262,025
Belden, Inc., 144A, 5.5%, 9/1/2022		505,000	511,312
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		650,000	663,000
144A, 7.75%, 3/15/2020		1,700,000	1,908,250
Briggs & Stratton Corp., 6.875%, 12/15/2020		225,000	249,188
Casella Waste Systems, Inc., 7.75%, 2/15/2019		785,000	755,562
CHC Helicopter SA, 9.25%, 10/15/2020		475,000	482,125
Clean Harbors, Inc., 144A, 5.125%, 6/1/2021 (b)		375,000	383,438
Ducommun, Inc., 9.75%, 7/15/2018		250,000	265,625
DynCorp International, Inc., 10.375%, 7/1/2017		635,000	560,387
Florida East Coast Railway Corp., 8.125%, 2/1/2017		155,000	164,106
FTI Consulting, Inc.:
144A, 6.0%, 11/15/2022		295,000	301,638
6.75%, 10/1/2020		1,095,000	1,163,437
Garda World Security Corp., 144A, 9.75%, 3/15/2017		235,000	247,338
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		410,000	439,725
7.125%, 3/15/2021		85,000	91,906
Interline Brands, Inc., 7.5%, 11/15/2018		395,000	427,588
Iron Mountain, Inc., 5.75%, 8/15/2024		515,000	513,712
Meritor, Inc.:
8.125%, 9/15/2015		205,000	217,300
10.625%, 3/15/2018		225,000	233,438
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		530,000	466,400
8.875%, 11/1/2017		175,000	178,063
Navios South American Logistics, Inc., 9.25%, 4/15/2019		205,000	195,775
Nortek, Inc., 8.5%, 4/15/2021		315,000	342,563
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		120,000	126,600
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		885,000	960,225
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		330,000	349,800
7.5%, 10/1/2017		230,000	246,100
Titan International, Inc., 7.875%, 10/1/2017		685,000	720,962
TransDigm, Inc., 7.75%, 12/15/2018		500,000	552,500
United Rentals North America, Inc.:
144A, 5.75%, 7/15/2018		550,000	592,625
6.125%, 6/15/2023		35,000	35,963
144A, 7.375%, 5/15/2020		455,000	497,087
144A, 7.625%, 4/15/2022		455,000	503,912
Welltec A/S, 144A, 8.0%, 2/1/2019		200,000	210,000
			17,554,550
Information Technology 4.6%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		370,000	373,700
Aspect Software, Inc., 10.625%, 5/15/2017		180,000	163,800
Avaya, Inc., 144A, 7.0%, 4/1/2019		1,150,000	1,032,125
CDW LLC, 8.5%, 4/1/2019		625,000	673,437
CommScope, Inc., 144A, 8.25%, 1/15/2019		665,000	723,187
CyrusOne LP, 144A, 6.375%, 11/15/2022		145,000	150,075
eAccess Ltd., 144A, 8.25%, 4/1/2018		235,000	260,850
Equinix, Inc.:
7.0%, 7/15/2021		335,000	368,500
8.125%, 3/1/2018		1,100,000	1,210,000
Fidelity National Information Services, Inc.:
5.0%, 3/15/2022		165,000	172,425
7.625%, 7/15/2017		85,000	92,650
First Data Corp.:
144A, 6.75%, 11/1/2020		1,010,000	1,017,575
144A, 7.375%, 6/15/2019		365,000	375,038
144A, 8.875%, 8/15/2020		635,000	695,325
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,520,000	1,635,900
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		700,000	752,500
7.625%, 6/15/2021		335,000	373,525
Jabil Circuit, Inc.:
5.625%, 12/15/2020		400,000	423,000
7.75%, 7/15/2016		135,000	156,263
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		420,000	443,100
SunGard Data Systems, Inc., 144A, 6.625%, 11/1/2019		370,000	377,400
			11,470,375
Materials 11.8%
Aleris International, Inc.:
7.625%, 2/15/2018		155,000	155,775
144A, 7.875%, 11/1/2020		40,000	39,500
APERAM:
144A, 7.375%, 4/1/2016		305,000	277,550
144A, 7.75%, 4/1/2018		365,000	312,075
Ball Corp., 7.375%, 9/1/2019		170,000	189,125
Berry Plastics Corp.:
5.09%**, 2/15/2015		1,965,000	1,965,982
9.5%, 5/15/2018		235,000	257,325
9.75%, 1/15/2021		305,000	346,938
Clearwater Paper Corp., 7.125%, 11/1/2018		515,000	558,775
Compass Minerals International, Inc., 8.0%, 6/1/2019		325,000	349,375
Continental Rubber of America Corp., 144A, 4.5%, 9/15/2019		230,000	232,300
Crown Americas LLC:
6.25%, 2/1/2021		70,000	76,650
7.625%, 5/15/2017		1,590,000	1,687,387
CSN Resources SA, 144A, 6.5%, 7/21/2020		2,190,000	2,427,615
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		1,770,000	1,601,850
144A, 9.875%, 6/15/2015		150,000	97,500
Exopack Holding Corp., 10.0%, 6/1/2018		335,000	304,850
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		490,000	476,525
144A, 6.875%, 4/1/2022		350,000	341,250
144A, 7.0%, 11/1/2015		515,000	525,300
144A, 8.25%, 11/1/2019		410,000	419,225
Greif, Inc., 7.75%, 8/1/2019		870,000	998,325
Huntsman International LLC:
144A, 4.875%, 11/15/2020		330,000	326,700
8.625%, 3/15/2020		455,000	509,600
8.625%, 3/15/2021		185,000	209,513
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		435,000	426,300
JMC Steel Group, Inc., 144A, 8.25%, 3/15/2018		240,000	247,200
Kaiser Aluminum Corp., 8.25%, 6/1/2020		395,000	432,525
KGHM International Ltd., 144A, 7.75%, 6/15/2019		900,000	924,750
Koppers, Inc., 7.875%, 12/1/2019		490,000	538,388
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		245,000	256,638
LyondellBasell Industries NV:
5.0%, 4/15/2019		505,000	561,181
6.0%, 11/15/2021		155,000	185,031
Molycorp, Inc., 144A, 10.0%, 6/1/2020		310,000	279,000
Momentive Performance Materials, Inc., 9.5%, 1/15/2021	EUR	255,000	235,465
Novelis, Inc.:
8.375%, 12/15/2017		1,190,000	1,309,000
8.75%, 12/15/2020		685,000	767,200
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	255,000	372,432
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		2,030,000	2,314,200
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		370,000	389,425
Polymer Group, Inc., 7.75%, 2/1/2019		415,000	444,050
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		370,000	369,075
Sealed Air Corp., 7.875%, 6/15/2017		2,360,000	2,525,200
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		545,000	561,350
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		1,565,000	1,694,112
Wolverine Tube, Inc., 6.0%, 6/28/2014 (PIK)		62,955	61,633
			29,581,165
Telecommunication Services 12.9%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,680,000	1,793,400
8.375%, 10/15/2020		1,360,000	1,468,800
8.75%, 3/15/2018		1,185,000	1,196,850
CPI International, Inc., 8.0%, 2/15/2018		180,000	171,225
Cricket Communications, Inc.:
7.75%, 5/15/2016		1,825,000	1,929,937
7.75%, 10/15/2020		2,140,000	2,209,550
Crown Castle International Corp.:
144A, 5.25%, 1/15/2023		185,000	193,325
7.125%, 11/1/2019		325,000	358,313
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		625,000	664,062
144A, 10.5%, 4/15/2018		320,000	352,000
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	211,500
144A, 8.25%, 9/1/2017		2,015,000	2,161,087
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	281,038	110
Frontier Communications Corp.:
7.125%, 1/15/2023		545,000	576,337
7.875%, 4/15/2015		56,000	62,860
8.25%, 4/15/2017		500,000	575,000
8.5%, 4/15/2020		665,000	759,762
8.75%, 4/15/2022		85,000	97,113
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		920,000	982,100
7.5%, 4/1/2021		1,220,000	1,305,400
8.5%, 11/1/2019		835,000	931,025
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,365,000	1,446,900
11.5%, 2/4/2017 (PIK)		2,955,468	3,136,490
iPCS, Inc., 2.438%**, 5/1/2013		115,000	114,713
Level 3 Communications, Inc., 144A, 8.875%,6/1/2019		45,000	47,250
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		600,000	634,500
7.875%, 9/1/2018		580,000	626,400
Pacnet Ltd., 144A, 9.25%, 11/9/2015		200,000	200,000
SBA Communications Corp., 144A, 5.625%, 10/1/2019		285,000	294,263
SBA Telecommunications, Inc., 8.25%, 8/15/2019		97,000	108,883
Sprint Nextel Corp.:
6.0%, 12/1/2016		2,950,000	3,200,750
9.125%, 3/1/2017		235,000	276,125
Syniverse Holdings, Inc., 9.125%, 1/15/2019		90,000	96,075
tw telecom holdings, Inc., 144A, 5.375%, 10/1/2022		400,000	414,000
Windstream Corp.:
7.0%, 3/15/2019		340,000	345,950
7.5%, 6/1/2022		240,000	249,000
7.5%, 4/1/2023		590,000	609,175
7.75%, 10/15/2020		250,000	263,750
7.75%, 10/1/2021		490,000	516,950
7.875%, 11/1/2017		1,155,000	1,279,164
8.125%, 9/1/2018		535,000	580,475
			32,440,569
Utilities 4.2%
AES Corp.:
7.75%, 10/15/2015		1,525,000	1,711,812
8.0%, 10/15/2017		255,000	292,613
8.0%, 6/1/2020		375,000	433,125
Calpine Corp.:
144A, 7.5%, 2/15/2021		576,000	636,480
144A, 7.875%, 7/31/2020		409,000	453,990
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019		2,545,000	2,971,287
DPL, Inc., 6.5%, 10/15/2016		1,885,000	1,983,962
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		805,000	382,375
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020		100,000	111,500
IPALCO Enterprises, Inc.:
5.0%, 5/1/2018		975,000	1,004,250
144A, 7.25%, 4/1/2016		185,000	204,888
NRG Energy, Inc.:
7.625%, 1/15/2018		285,000	314,925
8.25%, 9/1/2020		90,000	99,900
			10,601,107
Total Corporate Bonds (Cost $240,312,435)			253,531,435

Government & Agency Obligations 16.0%
Other Government Related (c) 0.4%
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		770,000	900,900
Sovereign Bonds 15.6%
Dominican Republic, 144A, 7.5%, 5/6/2021		3,300,000	3,857,700
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	2,070,000	1,205,595
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	809	160
Republic of Croatia:
144A, 6.25%, 4/27/2017		1,065,000	1,174,162
144A, 6.375%, 3/24/2021		3,560,000	4,079,760
Republic of El Salvador, 144A, 7.65%, 6/15/2035		1,235,000	1,366,527
Republic of Ghana, 144A, 8.5%, 10/4/2017		175,000	201,250
Republic of Lithuania:
144A, 5.125%, 9/14/2017		1,395,000	1,569,375
144A, 7.375%, 2/11/2020		1,450,000	1,874,125
Republic of Panama, 9.375%, 1/16/2023		2,610,000	3,817,125
Republic of Poland, 5.125%, 4/21/2021		3,710,000	4,399,912
Republic of Serbia, 144A, 7.25%, 9/28/2021		1,740,000	1,961,850
Republic of South Africa, 6.875%, 5/27/2019		185,000	234,118
Republic of Uruguay, 4.125%, 11/20/2045		1,042,115	1,045,241
Republic of Venezuela, 9.25%, 9/15/2027		1,090,000	1,024,600
Russian Federation:
144A, 5.0%, 4/29/2020		8,005,000	9,377,857
REG S, 7.5%, 3/31/2030		1,624,187	2,064,504
			39,253,861
Total Government & Agency Obligations (Cost $33,953,504)			40,154,761

Loan Participations and Assignments 18.7%
Senior Loans**17.4%
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		775,000	786,625
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		39,468	19,413
Burger King Corp., Term Loan B, 3.75%, 9/27/2019		735,000	739,248
Caesars Entertainment Operating Co., Term Loan B6, 5.458%, 1/26/2018		153,000	137,700
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		1,340,000	1,319,692
Clear Channel Communication, Inc., Term Loan B, 3.859%, 1/29/2016		372,389	303,615
Crown Castle International Corp., Term Loan B, 4.0%, 1/31/2019		4,430,390	4,461,359
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		495,000	507,375
Del Monte Foods Co., Term Loan, 4.5%, 3/8/2018		1,409,376	1,413,026
First Data Corp.:
Term Loan, 2.958%, 9/24/2014		1,210,000	1,211,071
Term Loan, 5.208%, 3/24/2017		1,655,000	1,629,761
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		3,520,000	3,547,139
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/1/2019		3,990,000	4,024,913
Lord & Taylor Holdings LLC, Term Loan B, 5.75%, 1/11/2019		653,844	661,406
MetroPCS Wireless, Inc., Term Loan B3, 4.0%, 3/16/2018		1,261,795	1,267,990
NRG Energy, Inc., Term Loan B, 4.0%, 7/2/2018		1,017,424	1,028,763
Par Pharmaceutical Companies, Inc., Term Loan B, 5.0%, 9/30/2019		1,220,000	1,218,859
PETCO Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017		588,000	592,081
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018		1,020,844	1,026,071
Term Loan B2, 4.25%, 8/7/2019		2,525,000	2,544,527
Pinnacle Foods Finance LLC, Term Loan F, 4.75%, 10/17/2018		1,007,475	1,016,925
Plains Exploration & Production, 7 year Term Loan, 4.0%, 9/13/2019		1,210,000	1,218,645
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		2,000,000	2,017,500
Tallgrass Energy Partners LP, Term Loan, 5.25%, 10/25/2018		2,070,000	2,079,481
Tomkins LLC:
Term Loan B, 4.25%, 9/29/2016		4,065,652	4,094,457
First Lien Term Loan, 5.25%, 11/1/2018		645,000	649,299
Transdigm, Inc., Term Loan B2, 4.0%, 2/14/2017		2,067,086	2,080,657
Univision Communications, Inc., Term Loan, 4.459%, 3/31/2017		583,601	571,290
Warner Chilcott Co., LLC, Term Loan B2, 4.25%, 3/15/2018		232,150	233,827
Warner Chilcott Corp., Term Loan B1, 4.25%, 3/15/2018		640,623	645,248
WC Luxco SARL, Term Loan B3, 4.25%, 3/15/2018		319,207	321,511
WMG Acquisition Corp., Term Loan, 5.25%, 10/25/2018		520,000	524,875
			43,894,349
Sovereign Loans 1.3%
Bank of Moscow, 144A, 6.699%, 3/11/2015		1,385,000	1,471,562
Sberbank of Russia, 144A, 6.125%, 2/7/2022		600,000	671,388
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		985,000	1,056,787
			3,199,737
Total Loan Participations and Assignments (Cost $46,508,277)			47,094,086

Convertible Bonds 0.4%
Consumer Discretionary 0.2%
Group 1 Automotive, Inc., 3.0%, 3/15/2020		235,000	409,341
Industrials 0.0%
Meritor, Inc., Step-down Coupon, 4.625% to 3/1/2016, 0% to 3/1/2026		90,000	84,825
Materials 0.2%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK)		428,424	507,725
Total Convertible Bonds (Cost $736,343)			1,001,891

Preferred Securities 0.5%
Financials 0.3%
Citigroup, Inc., 5.95%, 1/30/2023 (d)		730,000	742,775
Materials 0.2%
Hercules, Inc., 6.5%, 6/30/2029		675,000	607,500
Total Preferred Securities (Cost $1,176,457)			1,350,275

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC*(e) (Cost $15,000)	15	52,164

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	323	3,392
Postmedia Network Canada Corp.*	5,121	9,537
Trump Entertainment Resorts, Inc.*	32	0
Vertis Holdings, Inc.*	294	0
		12,929
Industrials 0.0%
Congoleum Corp.*	7,900	0
Quad Graphics, Inc.	27	438
		438
Materials 0.0%
GEO Specialty Chemicals, Inc.*	7,125	3,242
GEO Specialty Chemicals, Inc. 144A*	649	295
Wolverine Tube, Inc.*	2,790	50,555
		54,092
Total Common Stocks (Cost $218,500)		67,459

Preferred Stock 0.2%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $421,794)	455	443,028

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	589	100
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	39,514	17,623
Hercules Trust II, Expiration Date 3/31/2029*	400	4,705
		22,328
Total Warrants (Cost $87,876)		22,428

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	300,000	8,335
Pay Fixed Rate — 3.635% - Receive Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	900,000	23,645
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	900,000	22,086
Total Call Options Purchased (Cost $103,005)		54,066

	Shares	Value ($)

Cash Equivalents 5.0%
Central Cash Management Fund, 0.17% (f) (Cost $12,503,789)	12,503,789	12,503,789

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $336,036,980)†	141.6	356,275,382
Other Assets and Liabilities, Net	(0.7)	(1,746,010)
Notes Payable	(40.9)	(103,000,000)
Net Assets	100.0	251,529,372

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	39,468	USD	38,106	19,413
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	281,038	EUR	382,577	110
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	290,000	USD	292,813	181
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	278,431	EUR	79,885	0
					793,381	19,704

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2012.

† The cost for federal income tax purposes was $336,898,556. At November 30, 2012, net unrealized appreciation for all securities based on tax cost was $19,376,826. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,396,979 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,020,153.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) Date shown is call date; not a maturity date for the perpetual preferred securities.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	15,000	52,164	0.02

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash and liquid securities. At November 30, 2012, the Fund had unfunded loan commitments of $514,800, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Tallgrass Energy Partners LP, Term Delay Draw, 10/25/2017	514,800	517,400	2,600

At November 30, 2012, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (g)
Call Options Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	300,000	5/9/2016	10,200	(5,801)
Receive Fixed — 4.135% - Pay Floating — LIBOR	4/27/2016 4/27/2026	900,000	4/25/2016	33,300	(16,422)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	900,000	4/20/2016	32,085	(15,348)
Total Call Options				75,585	(37,571)
Put Options Pay Fixed — 1.9% - Receive Floating — LIBOR	4/24/2013 4/24/2023	900,000	4/22/2013	12,330	(21,693)
Pay Fixed — 2.07% - Receive Floating — LIBOR	5/10/2013 5/10/2043	300,000	5/8/2013	4,800	(2,274)
Pay Fixed — 2.09% - Receive Floating — LIBOR	4/25/2013 4/25/2043	900,000	4/23/2013	16,920	(6,308)
Total Put Options				34,050	(30,275)
Total Written Options				109,635	(67,846)

(g) Unrealized appreciation on written options on interest rate swap contracts at November 30, 2012 was $41,789.

At November 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	1,285,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	58,185	(6,395)	64,580
6/21/2010 9/20/2015	1,555,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	161,722	(35,560)	197,282
12/20/2011 3/20/2017	565,000	3	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	64,413	20,488	43,925
Total unrealized appreciation							305,787

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 The Goldman Sachs & Co.

2 Bank of America

3 Credit Suisse

As of November 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	622,604	EUR	481,030	12/21/2012	3,148	JPMorgan Chase Securities, Inc.
USD	146,547	EUR	113,000	12/21/2012	450	Citigroup, Inc.
Total unrealized appreciation					3,598

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	3,151,500	USD	4,013,687	12/21/2012	(85,969)	Citigroup, Inc.

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options, credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$253,469,802	$61,633	$253,531,435
Government & Agency Obligations	—	40,154,761	—	40,154,761
Loan Participations and Assignments	—	47,094,086	—	47,094,086
Convertible Bonds	—	494,166	507,725	1,001,891
Preferred Securities	—	1,350,275	—	1,350,275
Other Investments	—	—	52,164	52,164
Common Stocks (j)	9,975	3,392	54,092	67,459
Preferred Stock	—	443,028	—	443,028
Warrants (j)	—	—	22,428	22,428
Short-Term Investments (j)	12,503,789	—	—	12,503,789
Unfunded Loan Commitment	—	2,600	—	2,600
Derivatives (k)
Purchased Options	—	54,066	—	54,066
Credit Default Swaps	—	305,787	—	305,787
Forward Foreign Currency Exchange Contracts	—	3,598	—	3,598
Total	$12,513,764	$343,375,561	$698,042	$356,587,367
Liabilities
Derivatives (k)
Written Options	$—	$(67,846)	$—	$(67,846)
Forward Foreign Currency Exchange Contracts	—	(85,969)	—	(85,969)
Total	$—	$(153,815)	$—	$(153,815)

There have been no transfers between fair value measurement levels during the period ended November 30, 2012.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include value of options purchased, written options, at value, and unrealized appreciation (depreciation) on open credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $323,533,191)	$343,771,593
Investment in Central Cash Management Fund (cost $12,503,789)	12,503,789
Total investments in securities, at value (cost $336,036,980)	356,275,382
Cash	52,460
Foreign currency, at value (cost $128)	113
Receivable for investments sold	2,394,515
Receivable for investments sold — when-issued securities	228,563
Interest receivable	5,245,857
Unrealized appreciation on unfunded loan commitment	2,600
Unrealized appreciation on swap contracts	305,787
Unrealized appreciation on forward foreign currency exchange contracts	3,598
Upfront payments paid on swap contracts	20,488
Other assets	10,263
Total assets	364,539,626
Liabilities
Payable for investments purchased	7,646,978
Payable for investments purchased — when-issued securities	1,720,000
Notes payable	103,000,000
Interest on notes payable	170,662
Options written, at value (premium received $109,635)	67,846
Unrealized depreciation on forward foreign currency exchange contracts	85,969
Upfront payments received on swap contracts	41,955
Accrued management fee	176,681
Accrued Trustees' fees	6,717
Other accrued expenses and payables	93,446
Total liabilities	113,010,254
Net assets, at value	$251,529,372

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of November 30, 2012 (continued)
Net Assets Consist of
Undistributed net investment income	3,663,269
Net unrealized appreciation (depreciation) on: Investments	20,238,402
Swap contracts	305,787
Unfunded loan commitment	2,600
Foreign currency	(82,387)
Written options	41,789
Accumulated net realized gain (loss)	(19,645,414)
Paid-in capital	247,005,326
Net assets, at value	$251,529,372
Net Asset Value
Net Asset Value per share ($251,529,372 ÷ 24,445,323 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$10.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2012
Investment Income
Income: Interest	$23,714,523
Dividends	7,990
Income distributions — Central Cash Management Fund	13,028
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	33,055
Total income	23,768,596
Expenses: Management fee	2,072,358
Services to shareholders	23,546
Custodian fee	34,967
Professional fees	168,788
Reports to shareholders	37,899
Trustees' fees and expenses	18,038
Interest expense	1,596,770
Stock exchange listing fees	23,912
Other	68,311
Total expenses	4,044,589
Net investment income	19,724,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,168,575
Swap contracts	159,198
Foreign currency	253,796
5,581,569
Change in net unrealized appreciation (depreciation) on: Investments	19,432,209
Swap contracts	114,997
Unfunded loan commitment	2,600
Written options	41,789
Foreign currency	(98,401)
19,493,194
Net gain (loss)	25,074,763
Net increase (decrease) in net assets resulting from operations	$44,798,770

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended November 30, 2012
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$44,798,770
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(157,512,305)
Net purchases, sales and maturities of short-term investments	(11,008,080)
Net amortization of premium/(accretion of discount)	329,972
Proceeds from sales and maturities of long-term investments	153,275,974
(Increase) decrease in interest receivable	584,965
(Increase) decrease in other assets	83,448
Increase (decrease) in written options, at value	67,846
(Increase) decrease in receivable for investments sold	2,643,792
Increase (decrease) in interest on notes payable	108,013
Increase (decrease) in payable for investments purchased	8,231,978
(Increase) decrease in upfront payments paid on credit default swap contracts	(20,488)
Increase (decrease) in other accrued expenses and payables	(74,260)
Change in unrealized (appreciation) depreciation on investments	(19,432,209)
Change in unrealized (appreciation) depreciation on swaps	(114,997)
Change in unrealized (appreciation) depreciation on unfunded loan commitment	(2,600)
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	105,631
Net realized (gain) loss from investments	(5,168,575)
Cash provided (used) by operating activities	16,896,875
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	4,752,697
Distributions paid (net of reinvestment of distributions)	(21,612,365)
Cash provided (used) by financing activities	(16,859,668)
Increase (decrease) in cash	37,207
Cash at beginning of period (including foreign currency)	15,366
Cash at end of period (including foreign currency)	$52,573
Supplemental Disclosure
Reinvestment of distributions	$929,263
Interest paid on notes	$(1,488,757)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$19,724,007	$21,065,499
Net realized gain (loss)	5,581,569	2,104,033
Change in net unrealized appreciation (depreciation)	19,493,194	(9,998,759)
Net increase (decrease) in net assets resulting from operations	44,798,770	13,170,773
Distributions to shareholders from: Net investment income	(22,541,628)	(22,202,866)
Fund share transactions: Net proceeds from reinvestment of distributions	929,263	734,093
Net increase (decrease) in net assets from Fund share transactions	929,263	734,093
Increase (decrease) in net assets	23,186,405	(8,298,000)
Net assets at beginning of period	228,342,967	236,640,967
Net assets at end of period (including undistributed net investment income of $3,663,269 and $5,387,634, respectively)	$251,529,372	$228,342,967
Other Information
Shares outstanding at beginning of period	24,353,061	24,277,999
Shares issued to shareholders from reinvestment of distributions	92,262	75,062
Shares outstanding at end of period	24,445,323	24,353,061

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended November 30,
	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.38	$9.75	$8.99	$6.52	$9.61
Income (loss) from investment operations: Net investment incomea	.81	.87	.90	.76	.67
Net realized and unrealized gain (loss)	1.02	(.33)	.71	2.49	(2.98)
Total from investment operations	1.83	.54	1.61	3.25	(2.31)
Less distributions from: Net investment income	(.92)	(.91)	(.85)	(.78)	(.78)
Net asset value, end of period	$10.29	$9.38	$9.75	$8.99	$6.52
Market price, end of period	$10.51	$9.98	$10.17	$8.28	$5.10
Total Return
Based on net asset value (%)b	20.20	5.64	18.71	54.34	(24.55	)c
Based on market price (%)b	15.39	7.65	34.58	81.73	(32.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	228	237	218	158
Ratio of expenses before fee reductions (including interest expense) (%)	1.66	1.49	1.62	1.53	1.49
Ratio of expenses after fee reductions (including interest expense) (%)	1.66	1.49	1.62	1.53	1.48
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.00	1.02	1.07	1.04	1.04
Ratio of net investment income (%)	8.09	8.84	9.57	9.69	7.56
Portfolio turnover rate (%)	45	55	78	113	35
Total debt outstanding end of period ($ thousands)	103,000	98,247	92,000	88,500	41,500
Asset coverage per $1,000 of debtd	3,442	3,324	3,572	3,464	4,810

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
c Total return would have been lower had certain fees not been reduced.
d Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Multi-Market Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at November 30, 2012.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $18,784,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 ($5,659,000) and November 30, 2017 ($13,125,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$3,872,618
Capital loss carryforwards	$(18,784,000)
Net unrealized appreciation (depreciation) on investments	$19,376,826

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2012	2011
Distributions from ordinary income*	$22,541,628	$22,202,866

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash position at the Fund's custodian bank at November 30, 2012.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended November 30, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of November 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2012, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $2,840,000 to $3,405,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended November 30, 2012, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of November 30, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2012, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $117,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $103,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended November 30, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of November 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,739,000 to $4,710,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $769,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities presented by the primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$54,066	$—	$—	$54,066
Credit Contracts (a)	—	—	305,787	305,787
Foreign Exchange Contracts (b)	—	3,598	—	3,598
	$54,066	$3,598	$305,787	$363,451

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investment in securities, at value (includes purchased options) and unrealized appreciation on swap contracts, respectively

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Total
Interest Rate Contracts (a)	$(67,846)	$—	$(67,846)
Foreign Exchange Contracts (b)	—	(85,969)	(85,969)
	$(67,846)	$(85,969)	$(153,815)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2012, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$159,198	$159,198
Foreign Exchange Contracts (b)	351,428	—	351,428
	$351,428	$159,198	$510,626

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$—	$—	$114,997	$114,997
Foreign Exchange Contracts (b)	—	—	(105,631)	—	(105,631)
Interest Rate Contracts (c)	(48,939)	41,789	—	—	(7,150)
	$(48,939)	$41,789	$(105,631)	$114,997	$2,216

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(c) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively

C. Purchases and Sales of Securities

During the year ended November 30, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $157,512,305 and $153,275,974, respectively.

For the year ended November 30, 2012, transactions for written options on interest rate swaps were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	4,200,000	109,635
Outstanding, end of period	4,200,000	$109,635

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2012, the amount charged to the Fund by DISC aggregated $13,237, of which $3,312 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,019, of which $9,248 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective January 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from January 27, 2012 through November 30, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,477.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

Prior to June 21, 2012, the Fund was party to a revolving credit agreement funded by an asset-backed commercial paper conduit that allowed the Fund to borrow against a secured line of credit in an aggregate amount up to $115,000,000 (the "CP Conduit Facility"). Borrowings under the CP Conduit Facility were secured by a pledge of the Fund's portfolio securities. The CP Conduit Facility had a maturity date of June 21, 2012. The note bore interest at the commercial paper rate plus program fees.

Effective June 21, 2012, the CP Conduit Facility terminated and the Fund entered into a new secured revolving line of credit with a commercial bank (the "Lender") in an amount up to $115,000,000 (the "New Credit Facility"). The proceeds from the New Credit Facility were initially used to pay off the balance of the CP Conduit Facility. The New Credit Facility has an initial scheduled maturity date of June 21, 2013 (the "Initial Scheduled Maturity Date"). Unless the New Credit Facility is terminated or not extended by the Lender in accordance with its terms, (i) the Initial Scheduled Maturity Date automatically extends by six months on the date that is six months after June 21, 2012; and (ii) each Subsequent Scheduled Maturity Date (as defined in the New Credit Facility) automatically extends by six months on each date occurring every six months thereafter.

Loans under the New Credit Facility, at the option of the Fund and subject to certain conditions, typically bear interest with reference to LIBOR (a "LIBOR Loan") or, less frequently, with reference to a base rate (a "Base Rate Loan"). Each LIBOR Loan shall bear interest at a rate per annum equal to the applicable LIBOR rate (as defined in the New Credit Facility) plus 1.25%. As a general matter, each Base Rate Loan shall bear interest at a rate per annum equal to the greatest of certain specified rates as set forth in the New Credit Facility. At November 30, 2012, under the New Credit Facility, the outstanding loans balance was $103,000,000. The borrowings were valued at cost, which approximates fair value.

Under the CP Conduit Facility and the New Credit Facility, the weighted average outstanding daily balance of all loans during the year ended November 30, 2012 was approximately $104,386,000, with a weighted average annual borrowing cost of 1.53%. In addition, a commitment fee was charged to the Fund on the unused portion of the credit lines and is included with "interest expense" in the Statement of Operations.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders, and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the Lender. The Fund is subject to certain restrictions on its investments, including asset coverage and portfolio composition requirements, under the terms of the New Credit Facility. Such restrictions and covenants contained in the New Credit Facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Fund is authorized to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2012, the Fund did not repurchase shares in the open market.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Multi-Market Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Multi-Market Income Trust at November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 25, 2013

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Shareholder Meeting Results (Unaudited)

The Annual Meeting of Shareholders (the "Meeting") of DWS Multi-Market Income Trust (the "Fund") was held on September 28, 2012. At the close of business on August 7, 2012, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 24,415,435 shares of the Fund's beneficial interest, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 21,227,099 shares of the Fund's beneficial interest were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the Shareholders of the Fund.

1. To elect the following four individuals as Class I Trustees of the Fund.

All of the nominees received a sufficient number of votes to be elected. The resulting votes are presented below:
	Number of Votes
	For	Withheld
Keith R. Fox	21,728,756	498,343
Richard J. Herring	21,656,038	571,061
William N. Searcy, Jr.	21,658,688	568,411
Robert H. Wadsworth	21,653,287	573,812

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066

Kansas City, Missouri 64121-9066

(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The reinvestment of Distributions does not relieve the participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each participant the taxable amount of Distributions credited to his or her account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan probably will be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Multi-Market Income Trust's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund's total operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total operating expenses compared to the total operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company Lafayette Corporate Center 2 Avenue De Lafayette Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KMM
CUSIP Number	23338L 108

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DMMIT-2
(R-025441-2 1/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MULTI-MARKET INCOME TRUST
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$61,654	$0	$7,016	$0
2011	$60,137	$0	$6,812	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$7,016	$359,967	$477,809	$844,792
2011	$6,812	$285,550	$565,608	$857,970

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAM;
•	Code of Ethics - DeAM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended April 2012

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG   initiatives. In this context, AM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

•	Head of U.S. High Yield Bonds: New York.

•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds as a group (i.e. those funds advised by Deutsche Asset & Wealth Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	-	$100,001 - $500,000

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	14	$6,179,452,958	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	3	$690,731,120	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	-	n/a	n/a	n/a
January 1 through January 31	-	n/a	n/a	n/a
February 1 through February 28	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a
June 1 through June 30	-	n/a	n/a	n/a
July 1 through July 31	-	n/a	n/a	n/a
August 1 through August 31	-	n/a	n/a	n/a
September 1 through September 30	-	n/a	n/a	n/a
October 1 through October 31	-	n/a	n/a	n/a
November 1 through November 30	-	n/a	n/a	n/a
Total	-	n/a	n/a	n/a

The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 30, 2013